Semiannual Report

Small-Cap Value Fund

June 30, 2002


T. Rowe Price(registered trademark)                  (registered trademark)


Report Highlights
--------------------------------------------------------------------------------

Small-Cap Value Fund

o Your fund's 6- and 12-month gains handily outperformed its benchmarks as small-cap value stocks proved to be a bright spot against the backdrop of broad market declines.

o Within the small-cap sector, value continued to outperform growth, and at an accelerating pace. o We are finding value in a wide variety of industries, not just the traditional value sectors such as utilities and financials.

o For the first time in several months, I see real bargains becoming available. As a result, I am increasingly comfortable investing today and see good potential for gains in the months ahead.

     REPORTS ON THE WEB

     Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail.

     Log on to your account at www.troweprice.com for more information.


Fellow Shareholders

The stock market experienced a dismal first half with nearly every index reporting losses. The key cause appeared to be negative psychology sparked by corporate accounting fraud, as the usual determinants of stock prices-interest rates (stable) and corporate profits (improving)-were generally positive.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/02               6 Months         12 Months
--------------------------------------------------------------------------------

Small-Cap Value shares                               10.50%               13.22%

Small-Cap Value-Advisor
Class shares                                         10.34                12.95

Russell 2000 Index                                   -4.70                -8.60

Lipper Small-Cap Core
Funds Index                                          -5.42                -4.94

Lipper Small-Cap Value
Funds Index                                           3.58                 5.10
--------------------------------------------------------------------------------

Small-Cap Growth vs. Value
--------------------------------------------------------------------------------

Periods Ended 6/30/02                             6 Months            12 Months

Russell 2000 Growth Index                          -17.35%              -25.00%

Russell 2000 Value Index                              7.26                 8.49

Percentage Point Difference:                         24.61                33.49

--------------------------------------------------------------------------------

Once again, small-cap value stocks proved to be a bright spot amid the negative results. As the Performance Comparison table shows, your Small-Cap Value Fund posted positive absolute returns for the 6- and 12-month periods and outpaced all of its relevant benchmarks.

Within the small-cap sector, value continued to outperform growth, and at an accelerating pace. As shown in the table at left, the nearly 25 percentage point differential between the small-cap growth and value sectors for six months is extraordinarily large, and possibly unprecedented. It is even more striking, considering how far small growth stocks have fallen since March 2000.

The Rise and Fall of Small-Cap Growth

o The market has brutally redressed the imbalances that developed during 1999 and early 2000 in small growth stocks.

o It is less clear, but certainly arguable, that the move into small value stocks has been overdone.

--------------------------------------------------------------------------------
                                                   Russell              Russell
                                                      2000                 2000
                                                    Growth                Value
--------------------------------------------------------------------------------

8/31/98                                                100                  100

                                                   110.139              105.647

                                                   115.884              108.784

                                                   124.873              111.728

                                                   136.173              115.232

                                                     142.3              112.616

                                                    129.28              104.925

                                                   133.882              104.064

                                                   145.704              113.565

                                                   145.937              117.052

                                                   153.628              121.289

                                                   148.881              118.415

8/99                                               143.313              114.081

                                                   146.079              111.799

                                                   149.818              109.563

                                                   165.654              110.133

                                                   194.859              113.514

                                                   193.047               110.54

                                                   237.969              117.294

                                                   212.958              117.845

                                                   191.456              118.543

                                                   174.684              116.729

                                                   197.254              120.138

                                                   180.349               124.14

8/00                                               199.322               129.69

                                                   189.416               128.95

                                                   174.035              128.486

                                                   142.43               125.865

                                                   151.147              139.395

                                                   163.375              143.243

                                                   140.976              143.042

                                                   128.161              140.754

                                                   143.848               147.27

                                                   147.186              151.055

                                                   151.204              157.128

                                                   138.306              153.608

8/01                                               129.662               153.07

                                                   108.734              136.171

                                                   119.195              139.726

                                                   129.148              149.772

                                                   137.193              158.938

                                                   132.309              161.052

                                                   123.749              162.034

                                                   134.503              174.171

                                                   131.597              180.301

                                                   123.899              174.333

6/02                                               113.392              170.481

--------------------------------------------------------------------------------

Fund Closing
--------------------------------------------------------------------------------

     The Small-Cap Value Fund closed to new investors on May 24, 2002. This was the third time in the fund's history that we have closed; in each case, excessive cash inflows were the reason. As value investors, we recognize the importance that price plays in determining the attractiveness of a potential investment. When we are forced to buy stocks too quickly, we can directly affect the price of the illiquid small-cap stocks we favor. We determined that all of the fund's shareholders are better served by continuing to follow a careful and prudent course in buying stocks for the portfolio. But if we did so without cutting the excessive cash flows, our reserve position would undoubtedly increase to much higher-than-usual levels. (We attempt to maintain a cash reserve of 3% to 8% at most times.) Thus, we decided to close the fund.

DIVERSIFICATION AND REBALANCING

     In my year-end 2001 report, I reiterated the importance of diversification in an investor's portfolio. Long-term Small-Cap Value Fund shareholders have witnessed the positive side of that diversification over the past 27 months. Over that stretch, your fund gained about 65% while the S&P 500 Stock Index dropped approximately 32%.

     The corollary to diversification is periodic rebalancing. I urge all shareholders to review their overall portfolio mix now. If small-cap value stocks have grown too large as a percentage of your portfolio, I suggest a rebalancing into areas that are underweight.

PORTFOLIO ACTIVITY

     Once again, takeovers and mergers heavily influenced portfolio activity. Eight of our 10 largest sales since December were companies involved in merger or takeover activity (Brown and Brown and XTO Energy were not). The largest and perhaps most interesting sale was McGrath RentCorp, the fund's second-largest holding at the end of 2001. McGrath agreed in December to be acquired by Tyco for about 38 per share. During the first quarter, we sold over 80% of our McGrath shares at prices averaging about 35 a share. When Tyco's stock began falling, it appeared to us increasingly likely that the McGrath merger would not happen. As a result, during the second quarter we started buying back McGrath at prices averaging less than 26.

Major Portfolio Changes
--------------------------------------------------------------------------------

Listed in descending order of size

6 Months Ended 6/30/02

Ten Largest Purchases
--------------------------------------------------------------------------------

C&D Technologies*

Potlatch*

Overseas Shipholding Group*

Sun Communities

Bedford Property Investors*

Mykrolis*

Cable Design Technologies

TETRA Technologies

iShares Russell 2000 Value

3-D Systems*



Ten Largest Sales
--------------------------------------------------------------------------------

McGrath RentCorp
Liqui-Box**

Dal-Tile International**

Puerto Rican Cement**

Ivex Packaging**

Pitt-DesMoines**

Chiles Offshore

Brown and Brown

XTO Energy

Mohawk Industries**



 *       Position added

**       Position eliminated

--------------------------------------------------------------------------------

     While most of the fund's holdings that are involved in takeovers produce satisfying gains, few merit comment in the shareholder letter. I want to depart from usual practice to publicly commend Dal-Tile International's CEO, Jacques Sardas, for his excellent stewardship in managing the company for the benefit of shareholders. We first met Mr. Sardas when he was a senior manager at Goodyear. Later, we invested in Sudbury-a troubled company that he revived-and earned a substantial profit for shareholders. Subsequently, when Mr. Sardas landed at Dal-Tile, we moved quickly to invest with him again, and again he delivered. If Jacques decides to come out of retirement, we hope he picks another small-cap public company for his "three-peat."

     Our largest new purchase was C&D Technologies, a Pennsylvania-based producer of backup electrical power systems, primarily using large storage batteries. During the energy crisis of 2000, C&D's stock sold at over 30 times earnings and six times book value. Today, the energy market is in recession and C&D stock sells for 30% of its 2000 highs. While we don't know when sales and earnings growth will return for C&D, we think the current price more than discounts the current poor outlook. Other new names include Potlatch (forest products), Overseas Shipholding Group (oil tankers), Bedford Property Investors (a REIT), and Mykrolis (semiconductor processing equipment and supplies). As usual, we find value in a wide variety of industries, and try not to be tied down to traditional value sectors such as utilities and financials.


OUTLOOK

     During the first half of July, the market extended its losing streak as the crisis of confidence surrounding corporate accounting intensified. I see signs that individual investors are "throwing in the towel" and selling what stocks they still hold to cut their losses. Mutual fund redemptions are rising, and as a result some managers are selling stocks to meet that cash demand. Analysts who were bullish three months ago are cautious today, even though the stocks they cover are down 25%.

     We are responding to this backdrop by actively buying stocks. For the first time in several months, I see real bargains becoming available. Some of the most intriguing values are found in the technology and health care sectors. The farther the market falls, the more we will buy. Although the major stock indexes are near the lows of September 2001, the economic environment is substantially improved. As a result, I am increasingly comfortable investing today and see good potential for gains in the months ahead.

     Respectfully submitted,

     Preston G. Athey
     President of the fund and chairman of its Investment Advisory Committee

     July 12, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------

Brown and Brown                                                   2.1%

Sun Communities                                                   1.4

FTI Consulting                                                    1.3

XTO Energy                                                        1.3

Landstar Systems                                                  1.2
--------------------------------------------------------------------------------

Insituform Technologies                                           1.1

Saga Communications                                               1.1

Analogic                                                          1.1

Community First Bankshares                                        1.0

East West Bancorp                                                 1.0
--------------------------------------------------------------------------------

Kilroy Realty                                                     1.0

Gables Residential Trust                                          1.0

Rare Hospitality International                                    1.0

Washington REIT SBI                                               1.0

Aaron Rents                                                       0.9
--------------------------------------------------------------------------------

Allied Capital                                                    0.9

Right Management Consultants                                      0.9

Hancock Fabrics                                                   0.9

iShares Russell 2000 Value                                        0.9

Texas Regional Bancshares                                         0.9
--------------------------------------------------------------------------------

Owens & Minor                                                     0.9

Electro Rent                                                      0.9

Thomas Industries                                                 0.8

Ruby Tuesday                                                      0.8

Black Hills                                                       0.8
--------------------------------------------------------------------------------

Total                                                            26.2%
--------------------------------------------------------------------------------

Note: Table excludes investments in T. Rowe Price Reserve Investment Fund.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

     Performance Comparison
     ---------------------------------------------------------------------------

     This chart shows the value of a hypothetical 10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


  Small-Cap Value Fund
--------------------------------------------------------------------------------
                                                     Index            Fund-Line
--------------------------------------------------------------------------------

  6/30/92                                            10000                10000

  6/93                                               12601                12754

  6/94                                               13148                13787

  6/95                                               15792                16139

  6/96                                               19565                20172

  6/97                                               22759                24877

  6/98                                               26516                29338

  6/99                                               26914                26133

  6/00                                               30769                27765

  6/01                                               30945                36115

  6/02                                               28282                40888
--------------------------------------------------------------------------------

Performance for Advisor Class shares will vary due to the differing fee structure. See returns table below.
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

--------------------------------------------------------------------------------
Periods                                                Since   Inception
Ended 6/30/02     1 Year     5 Years    10 Years   Inception        Date
--------------------------------------------------------------------------------

Small-Cap
Value shares       13.22%      10.45%      15.12%       --          --

Small-Cap
Value-Advisor
Class shares       12.95        --          --         21.74%    3/31/00
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Value shares

               6 Months   Year
               Ended      Ended
               6/30/02    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $  22.66   $  19.14   $  17.62   $  18.97    $ 23.40   $  19.56

Investment activities

  Net investment


  income (loss)    0.06       0.17       0.21       0.17       0.25       0.21

  Net realized
  and unrealized
  gain (loss)      2.32       4.00       3.19              -(3.23)        5.22

  Total from
  investment
  activities       2.38       4.17       3.40       0.17      (2.98)      5.43

Distributions

  Net investment
  income           --        (0.17)     (0.20)     (0.17)     (0.25)     (0.20)

  Net
  realized gain    --        (0.48)     (1.68)     (1.35)     (1.20)     (1.39)

  Total
  distributions    --        (0.65)     (1.88)     (1.52)     (1.45)     (1.59)

NET ASSET VALUE
End of period     25.04      22.66      19.14      17.62      18.97      23.40


Ratios/Supplemental Data

Total return^     10.50%     21.94%     19.77%      1.19%    (12.47)%    27.92%

Ratio of total
expenses to
average net
assets             0.85%!     0.89%      0.90%      0.92%      0.87%      0.87%

Ratio of net
investment
income (loss)
to average
net assets         0.53%!     0.88%      1.06%      0.84%      1.02%      1.01%

Portfolio
turnover rate     13.6%!     16.8%      14.4%       7.3%      17.3%      14.6%

Net assets,
end of period
(in millions)  $  2,890   $  2,012   $  1,361   $  1,262   $  1,632   $  2,088
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
!        Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Value-Advisor Class shares

                                  6 Months            Year              3/31/00
                                  Ended              Ended              Through
                                  6/30/02         12/31/01             12/31/00
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning of period            $  22.64           $  19.14             $  18.23

Investment activities
  Net investment
  income (loss)                   0.08                0.10                 0.10

  Net realized and
  unrealized gain (loss)          2.26                4.05                 2.69

  Total from
  investment activities           2.34                4.15                 2.79

Distributions
  Net investment income           --                 (0.17)               (0.20)

  Net realized gains              --                 (0.48)               (1.68)

  Total distributions             --                 (0.65)               (1.88)

NET ASSET VALUE
End of period                     24.98              22.64                19.14


Ratios/Supplemental Data
Total return^                     10.34%             21.84%               15.77%

Ratio of total expenses to
average net assets                1.07%!              1.05%              0.80%!

Ratio of net investment
income (loss) to average
net assets                        0.40%!              0.86%              1.50%!

Portfolio turnover rate           13.6%!              16.8%              14.4%!

Net assets, end of period
(in thousands)                   $103,428         $ 25,296             $  1,408
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!        Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2002


Portfolio of Investments                             Shares/Par        Value
--------------------------------------------------------------------------------
                                                           In thousands

  Common Stocks 87.2%

  CONSUMER DISCRETIONARY  15.7%

  Auto Components 0.9%

  Keystone Automotive *                            340,000             $  6,470

  R & B *                                          400,000                3,462

  Shiloh Industries *                              300,000                  770

  Strattec Security *!                             275,000               15,213

                                                                         25,915

  Hotels, Restaurants & Leisure 2.7%

  Applebee's                                       337,500                7,746

  Champps Entertainment *                          300,000                3,663

  Fresh Choice *!                                  560,000                1,310

  Garden Fresh Restaurant *!                       450,000                5,332

  Rare Hospitality International *!              1,100,000               29,612

  Ruby Tuesday                                   1,250,000               24,250

  Steak 'N Shake *                                 600,000                9,390

                                                                         81,303

  Household Durables 2.3%

  Chromcraft Revington *!                        1,000,000               13,650

  CSS Industries *!                                620,000               22,010

  ayovac *                                         254,700                4,720

  Skyline !                                        500,000               16,500

  Stanley Furniture *!                             400,000               10,700

                                                                         67,580

  Leisure Equipment & Products 0.4%

  SCP Pool *                                       400,000               11,104

                                                                         11,104

  Media 2.1%

  Courier !                                        420,000               16,783

  Journal Register *                               500,000               10,050

  Obie Media *!                                    437,500                1,606

  Paxson Communications *                          600,000                3,300

  Saga Communications, Class A *                 1,430,000               32,175

  Sinclair Broadcast Group, Class A *               25,000                  361

                                                                         64,275

  Multiline Retail 1.0%

  Fred's, Class A                                  225,000             $  8,275

  Stein Mart *                                   1,800,000               21,366

                                                                         29,641

  Specialty Retail 4.4%

  Aaron Rents

     Class A !                                     230,000                5,175

     Class B                                       960,000               22,992

  Building Materials Holdings *!                   900,000               12,933

  Genesco *                                        300,000                7,305

  Hancock Fabrics !                              1,500,000               27,870

  Haverty Furniture                                800,000               15,800

  Hibbett Sporting Goods *                         450,000               11,430

  Rainbow Rentals *!                               401,500                2,634

  S & K Famous Brands *!                           300,300                3,679

  TBC *!                                         1,380,000               21,914

                                                                        131,732

  Textiles, Apparel, & Luxury Goods 1.9%

  Culp *!                                          600,000                9,666

  Cutter & Buck *!                                 750,000                4,418

  Madden Steven *!                               1,000,000               19,829

  Tropical Sportswear International *!             600,000               13,314

  Unifi *                                        1,000,000               10,900


                                                                         58,127

  Total Consumer Discretionary                                          469,677


  CONSUMER STAPLES 1.8%

  Beverages 0.1%

  Chalone Wine Group *                             267,600                2,409

                                                                          2,409

  Food & Drug Retailing 0.4%

  Casey's General Stores                           375,000                4,515

  Wild Oats Markets *                              450,000                7,245

                                                                         11,760

  Food Products 1.1%

  American Italian Pasta, Class A *                400,000               20,396

  Monterey Pasta *                                 636,000                5,997

  Packaged Ice *!                                1,106,500             $  1,383

  Sylvan *!                                        518,900                6,746

                                                                         34,522

  Household Products 0.1%

  Oil-Dri !                                        470,000                3,934

                                                                          3,934

  Personal Products  0.1%

  Playtex Products *                               134,300                1,739

                                                                          1,739

  Total Consumer Staples                                                 54,364


  ENERGY 5.7%

  Energy Equipment & Services 2.4%

  Atwood Oceanics *                                300,000               11,250

  Carbo Ceramics                                   150,000                5,543

  Chiles Offshore *                                277,500                6,729

  Compagnie Generale De Geophysique ADR *          500,000                3,400

  Hydril *                                         275,000                7,370

  Lone Star Technologies *                         464,500               10,637

  Newpark Resources *                               99,600                  732

  TETRA Technologies *                             600,000               15,930
  Tri
  co Marine Services *                             468,100                3,179

  W-H Energy Services *                            400,000                8,864

                                                                         73,634

  Oil & Gas  3.3%

  3Tec Energy *!                                 1,000,000               17,430

  Encore Aquisition *                            1,100,000               18,975

  Penn Virginia                                    429,200               16,730

  Ultra Petroleum *                                800,000                6,072

  XTO Energy                                     1,900,000               39,140

                                                                         98,347

  Total Energy                                                          171,981


  FINANCIALS 21.2%

  Banks 6.2%

  CoBiz                                            125,046                2,152

  Community First Bankshares                     1,200,000             $ 31,308

  East West Bancorp                                900,000               31,068

  First Republic Bank *!                           826,000               22,715

  Glacier Bancorp                                  521,000               12,765

  Silicon Valley Bancshares *                      710,900               18,739

  Southwest Bancorp *                              300,000               10,866

  Texas Regional Bancshares, Class A               550,000               26,763

  UCBH Holdings                                    406,900               15,466

  Wintrust Financial                               353,000               12,203

                                                                        184,045


  Diversified Financials 1.5%

  Allied Capital                                 1,240,000               28,086

  American Capital Strategies                      310,000                8,516

  Capital Southwest                                 56,000                3,808

  Gladstone Capital                                200,000                3,610

                                                                         44,020

  Insurance  5.4%

  Brown and Brown                                1,950,000               61,425

  Hilb Rogal and Hamilton                          100,000                4,525

  Hub International *                              255,700                3,856

  Markel *                                         120,000               23,640

  MaxRe Capital                                  1,000,000               13,500

  Ohio Casualty *                                  400,000                8,360

  Presidential Life                                350,000                7,095

  ProAssurance *!                                1,300,000               22,880


  Triad Guaranty *                                 400,700               17,442

                                                                        162,723

  Real Estate  8.1%

  Bedford Property Investors, REIT                 700,000               18,970

  EastGroup Properties, REIT                       180,000                4,608

  Gables Residential Trust, REIT                   950,000               30,333

  Glenborough Realty Trust, REIT                 1,000,000               23,700

  Innkeepers USA, REIT                           1,856,300               17,783

  JP Realty, REIT                                   50,000                1,333

  Kilroy Realty, REIT                            1,149,900               30,760

  LaSalle Hotel Properties                         700,000               11,025

  National Health Realty, REIT !                   624,000               11,669

  Sun Communities, REIT !                        1,000,000               41,750

  Trammell Crow *                                1,500,000             $ 21,675

  Washington, REIT                               1,000,000               28,900


                                                                        242,506

  Total Financials                                                      633,294


  HEALTH CARE 3.3%

  Biotechnology 0.3%

  Deltagen *                                       656,600                1,609

  Deltagen *+(diamond)                             437,637                  965

  Neurocrine Biosciences *                         150,000                4,297

  NPS Pharmaceuticals *                             50,000                  766

                                                                          7,637

  Health Care Equipment & Supplies 1.2%

  Arrow International                              325,000               12,691

  Atrion *!                                        175,000                4,867

  IRIDEX *                                         300,000                1,023

  Quidel *                                       1,204,000                8,295

  Sola *                                           250,000                2,875

  Sonic Innovations *                              700,000                4,949

                                                                         34,700

  Health Care Providers & Services 1.5%

  Capital Senior Living *!                       1,000,000                3,250

  Owens & Minor                                  1,350,000               26,676

  Radiologix *                                     680,000               10,370

  SRI Surgical Express *!                          343,500                4,287

                                                                         44,583

  Pharmaceuticals 0.3%

  Bone Care International *!                       825,000                4,835

  Guilford Pharmaceuticals *                       760,000                5,730

                                                                         10,565


  Total Health Care                                                      97,485


  INDUSTRIALS & BUSINESS SERVICES 17.9%

  Aerospace & Defense 0.2%

  EDO                                              200,000                5,700

                                                                          5,700

  Air Freight & Logistics 0.5%

  Hub Group, Class A *!                            373,600             $  3,456

  UTi Worldwide                                    550,000               10,873

                                                                         14,329

  Airlines 0.3%

  Frontier Airlines *                              486,000                3,951

  Hawaiian Airlines *                              432,740                1,580

  Midwest Express Holdings *                       290,000                3,828

                                                                          9,359

  Commercial Services & Supplies 6.8%

  Casella Waste Systems, Class A *!              1,300,000               15,613

  Central Parking                                  350,000                7,997

  CompX International !                            432,100                5,725

  Electro Rent *!                                2,000,000               25,980

  FTI Consulting *!                              1,150,000               40,261

  G&K Services, Class A                            500,600               17,141

  Intergrated Water Resources *                    200,000                   60

  Landauer !                                       550,000               21,356

  Layne Christensen *!                             600,000                5,550

  McGrath RentCorp                                 493,042               12,780

  RemedyTemp Inc., Class A *                       166,100                3,023

  Right Management Consultants *!                1,060,000               27,877

  Tab Products *                                   250,000                1,313

  Tetra Tech *                                     900,000               13,230

  Waste Connections *                              200,000                6,248

  Waterlink *!                                   1,166,350                   82

                                                                        204,236

  Construction & Engineering 1.1%

  Corrpro Companies *!                             650,000                  748

  Insituform Technologies, Class A *!            1,550,000               32,829

                                                                         33,577

  Electrical Equipment 1.6%

  C&D Technologies                               1,000,000               18,020

  Genlyte Group *                                  105,000                4,266

  Penn Engineering
  & Manufacturing                                  425,000                7,403

  Penn Engineering
  & Manufacturing, Class A !                       310,000                5,131

  Woodward Governor                                230,400               13,621

                                                                         48,441

  Industrial Conglomerates 1.1%

  Lydall *!                                      1,250,000             $ 19,063

  Raven Industries !                               525,000               14,175

                                                                         33,238

  Machinery 3.3%

  3D Systems *!+(diamond)                        1,032,000               11,331

  Alamo Group !                                    600,000                9,000

  Badger Meter                                     141,400                3,888

  BHA Group, Class A !                             625,000               10,219

  Joy Global *                                     100,000                1,734

  Nordson                                          500,000               12,330

  Oshkosh Truck, Class B                           200,000               11,822

  Thomas Industries !                              862,000               24,826

  TransTechnology *!                               450,000                5,107

  Velcro Industries                                700,800                7,026

                                                                         97,283

  Marine 0.7%


  International Shipholding *!                     698,000                4,572

  Overseas Shipholding Group                       800,000               16,864

                                                                         21,436

  Road & Rail 2.1%

  Dollar Thrifty Auto Group *                      758,500               19,645

  Landstar Systems *                               350,000               37,398

  Transport Corp of America *!                     540,000                3,752

                                                                         60,795

  Trading Companies & Distributors 0.2%

  Aceto !                                          575,000                6,130

                                                                          6,130

  Total Industrials & Business Services                                 534,524


  INFORMATION TECHNOLOGY 8.3%

  Communications Equipment 0.9%

  Cable Design Technologies *                    1,650,000               16,913

  Comarco *!                                       575,500                4,535

  Netsolve *                                       481,950                3,465

  Packeteer *                                      600,000                2,652

  Syntellect *!                                    700,000                  427


                                                                         27,992

  Electronic E
  quipment & Instruments 3.6%

  Analogic                                         650,000             $ 31,960

  FLIR Systems *                                   250,000               10,493

  Franklin Electric                                400,400               18,847

  K-Tron *!                                        256,323                3,954

  Littelfuse *                                     350,500                8,107

  LSI Industries                                   600,000               11,022

  Methode Electronics, Class A                     455,000                5,810

  PCD *                                            337,400                  186

  Planar Systems *                                 500,000                9,625

  Richardson Electronics !                         725,000                7,779

                                                                        107,783

  Internet Software & Services 1.0%

  MatrixOne *                                      650,000                3,965

  Netegrity *                                      700,000                4,312

  OneSource Information Services *                 550,000                3,685

  Register.com *                                   350,000                2,667

  Stellent *                                       531,700                2,393

  Websense *                                       500,000               12,785

                                                                         29,807

  IT Consulting & Services 0.8%

  Analysts International                           654,000                2,779

  eLoyalty *                                        50,000                  295

  Keane *                                          750,000                9,300

  MPS Group *                                    1,500,000               12,750

                                                                         25,124

  Semiconductor Equipment & Products 1.6%

  Advanced Power Technology *!                     550,000                7,970

  ATMI *                                           450,000               10,066

  California Micro Device *!                       750,000                3,810

  Mykrolis *                                     1,100,000               12,991

  Pixelworks *                                   1,000,000                8,390

  QuickLogic *                                     800,000                2,904

                                                                         46,131

  Software 0.4%

  Ebix.com *                                       750,000                  457

  Progress Software *                              400,000                5,904

  SPSS *                                           420,000             $  6,527

                                                                         12,888

  Total Information Technology                                          249,725


  MATERIALS 7.1%

  Chemicals 1.4%

  Airgas *                                         300,000                5,190

  American Vanguard !                              300,001                5,790

  Arch Chemicals                                   425,000               10,497

  Chemfirst                                        250,000                7,163

  Material Sciences *                              621,100                8,708


  Valley National Gases *!                         700,000                5,005

                                                                         42,353

  Construction Materials 1.0%

  Ameron International !                           250,000               18,062

  Florida Rock Industries                          301,300               10,790

                                                                         28,852

  Containers & Packaging 1.0%

  Applied Extrusion Technologies *!              1,100,000                7,645

  BWAY *!                                          815,000               12,999

  Myers Industries                                 300,000                5,142

  Peak International Limited *!                  1,000,000                5,850

                                                                         31,636

  Metals & Mining 1.7%

  Carpenter Technology                             650,000               18,726

  Cleveland-Cliffs                                 300,000                8,280

  Cold Metal Products *!                           400,000                  148

  Gibraltar Steel                                  750,000               16,643

  Gold Fields (ZAR)                                400,000                4,698

  Synalloy !                                       430,000                1,294

                                                                         49,789

  Paper & Forest Products 2.0%

  Buckeye Technologies *                           800,000                7,840

  Deltic Timber !                                  625,000               21,550

  Potlatch                                         600,000               20,412

  Wausau-Mosinee Paper                             850,000               10,243

                                                                         60,045

  Total Materials                                                       212,675


  TELECOMMUNICATION SERVICES 0.1%

  Diversified Telecommunication Services 0.1%

  Hickory Technology                               150,000             $  2,250

  Total Telecommunication Services                                        2,250


  TRUSTS & MUTUAL FUNDS 1.2%

  Trusts & Mutual Funds 1.2%

  First Financial Fund                             650,000               10,010

  iShares Russell 2000 Value                       200,000               27,180

  Total Trusts & Mutual Funds                                            37,190


  UTILITIES 2.6%

  Electric Utilities 2.1%

  Black Hills                                      700,000               24,227

  Cleco                                            975,000               21,353

  Otter Tail                                       550,000               17,336

                                                                         62,916

  Multi-Utilities & Unregulated Power 0.4%

  Vectren                                          500,000               12,550

                                                                         12,550

  Water Utilities 0.1%

  Southwest Water                                  152,500                2,887

  Western Water *!                                 664,500                  571

                                                                          3,458

  Total Utilities                                                        78,924

  Total Miscellaneous Common Stocks 2.3%                                 69,785


  Total Common Stocks (Cost 1,919,731)                                2,611,874


  Convertible Preferred Stocks  0.1%

  Central Parking Finance Trust *                   90,400                1,492

  eLoyalty, Series B *+(diamond)                    40,129                  201

  Western Water, Series C *(diamond)                 2,259                  117

  Total Convertible
  Preferred Stocks (Cost $3,483)                                          1,810

  Corporate Bonds 0.5%

  BWAY, Sr. Sub. Notes,
  10.25%, 4/15/07                                3,000,000             $  3,112

  Packaged Ice, Series B, Sr.
  Sub. Notes, 9.75%, 2/1/05                      4,000,000                3,340

  Paxson Communications, Sr.
  Sub. Notes, 10.75%, 7/15/08                    3,000,000                2,880

  Total Miscellaneous Corporate Bonds 0.2%                                4,793

  Total Corporate Bonds (Cost $14,554)                                   14,125

  Convertible Bonds 0.5%

  EDO, 144A, 5.25%, 4/15/07 !                    4,000,000                4,609

  Ohio Casualty, 144A,
  5.00%, 3/19/22 !                               5,000,000                5,659

  ONI Systems, 5.00%,
  10/15/05                                       2,500,000                1,769

  Richardson Electronics,
  7.25%, 12/15/06                                4,675,000                3,974

  Total Convertible Bonds (Cost $14,709)                                 16,011

  Short-Term Investments  11.7%

  U.S. Government Obligations  0.2%

  U.S. Treasury Bills

     1.67%, 10/24/02 **                            350,000                  348

     1.72%, 8/22 - 8/29/02 **                      550,000                  548

     1.74%, 8/29/02 **                           4,200,000                4,188

     1.82%, 10/24/02                               200,000                  199

     1.86%, 10/24/02 **                            200,000                  199

                                                                          5,482

     Money Market Fund 11.5%

     T. Rowe Price Reserve
     Investment Fund, 1.95% #!                 344,834,858              344,835

                                                                        344,835

     Total Short-Term
     Investments (Cost $350,317)                                        350,317



     Total Investments in Securities

     100.0% of Net
     Assets (Cost $2,302,794)                                         $2,994,137


Futures Contracts

                                     Contract       Unrealized
                  Expiration            Value      Gain (Loss)
                  ----------         --------      -----------
                                        In thousands

Long, 300
Russell
2000 Index
contracts,
5,500,000
of U.S.
Treasury
Bills
pledged as
initial margin          9/02           69,503              217

Net payments
(receipts)
of variation
margin to date                                             218

Variation margin
receivable (payable)
on open futures
contracts                                                                   435

Other Assets
Less Liabilities                                                           (851)

NET ASSETS                                                            $2,993,721
                                                                      ----------
--------------------------------------------------------------------------------


     #    Seven-day yield

     *    Non-income producing


     ** All or a portion of this security is pledged to cover margin requirements on futures contracts at June 30, 2002.

     ! Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.

     + Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules - total of such securities at period-end amounts to 12,497 and represents 0.4% of net assets

(diamond) Security valued by the Fund's Board of Directors

     144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total of such securities at period-end amounts to 10,268 and represents 0.3% of net assets

     ADR  American Depository Receipts

     REIT Real Estate Investment Trust

     ZAR  South African rand



The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value

Affiliated companies (cost $971,895)                        1,210,169

Other companies (cost $1,330,899)                           1,783,968

Total investments in securities                             2,994,137

Other assets                                                   19,160

Total assets                                                3,013,297

Liabilities

Total liabilities                                              19,576

NET ASSETS                                                 $ 2,993,721
                                                           -----------

Net Assets Consist of:

Undistributed net investment income (loss)                      7,029

Undistributed net realized gain (loss)                         54,317

Net unrealized gain (loss)                                    691,551

Paid-in-capital applicable to 119,580,203 shares of
0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                             2,240,824

NET ASSETS                                                 $2,993,721
                                                           ----------

NET ASSET VALUE PER SHARE

Small-Cap Value shares

(2,890,293,622/115,439,867 shares outstanding)             $    25.04
-------------- -----------                                 ----------

Small-Cap Value - Advisor Class shares

(103,427,508/4,140,336 shares outstanding)                 $    24.98
------------ ---------                                     ----------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/02
--------------------------------------------------------------------------------

  Investment Income (Loss)

  Income

     Dividend (including 4,233
     from affiliated companies)                                13,478

     Interest (including 753
     from affiliated companies)                                 4,274

     Total income                                              17,752

  Expenses

     Investment management                                      8,613

     Shareholder servicing

       Small-Cap Value shares                                   1,954

       Small-Cap Value - Advisor Class shares                      26

     Registration                                                 149

     Custody and accounting                                        98

     Prospectus and shareholder reports

       Small-Cap Value shares                                      80

       Small-Cap Value - Advisor Class shares                      12

     Distribution - Small-Cap Value - Advisor shares               78

     Proxy and annual meeting                                      39

     Legal and audit                                               11

     Directors                                                      9

     Total expenses                                            11,069

     Expenses paid indirectly                                     (49)

     Net expenses                                              11,020

  Net investment income (loss)                                  6,732

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities (including 30,973
     from affiliated companies)                                45,429

     Futures                                                   (4,311)

     Foreign currency transactions                                  1

     Net realized gain (loss)                                  41,119

  Change in net unrealized gain (loss)

     Securities                                               172,917

     Futures                                                     (715)

     Other assets and liabilities

     denominated in foreign currencies                             (9)

     Change in net unrealized gain
     (loss) (including 76,034 from
     affiliated companies)                                    172,193

  Net realized and unrealized gain (loss)                     213,312

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                      220,044
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01
--------------------------------------------------------------------------------

  Increase (Decrease) in Net Assets

  Operations

     Net investment income (loss)               $    6,732           $   14,989

     Net realized gain (loss)                       41,119               53,065

     Change in net unrealized gain (loss)          172,193              256,310

     Increase (decrease) in net
     assets from operations                        220,044              324,364

  Distributions to shareholders

     Net investment income

       Small-Cap Value shares                         --                (14,524)

       Small-Cap Value - Advisor Class shares         --                   (168)

     Net realized gain

       Small-Cap Value shares                         --                (40,983)

       Small-Cap Value - Advisor Class shares         --                   (473)

     Decrease in net assets from distributions        --                (56,148)

  Capital share transactions *

     Shares sold

       Small-Cap Value shares                      997,525              713,779

       Small-Cap Value - Advisor
       Class shares                                 82,273               25,637

     Distributions reinvested

       Small-Cap Value shares                         --                 52,082

       Small-Cap Value - Advisor Class shares         --                    619

     Shares redeemed

       Small-Cap Value shares                     (336,905)            (381,681)

       Small-Cap Value - Advisor
       Class shares                                 (6,849)              (3,870)

     Redemption fees received

       Small-Cap Value shares                          304                  427

     Increase (decrease) in net assets from

     capital share transactions                    736,348              406,993

  Net Assets

  Increase (decrease) during period                956,392              675,209

  Beginning of period                            2,037,329            1,362,120

  End of period                                 $2,993,721           $2,037,329
--------------------------------------------------------------------------------

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01
--------------------------------------------------------------------------------

  *Share information

     Shares sold

       Small-Cap Value shares                       40,380               33,401

       Small-Cap Value - Advisor
       Class shares                                  3,310                1,197

     Distributions reinvested

       Small-Cap Value shares                         --                  2,403

       Small-Cap Value - Advisor
       Class shares                                   --                     29

     Shares redeemed

       Small-Cap Value shares                      (13,717)             (18,130)

       Small-Cap Value - Advisor
       Class shares                                   (287)                (182)

     Increase (decrease) in
     shares outstanding                             29,686               18,718
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: Small-Cap Value Fund, offered since June 30, 1988, and Small-Cap Value Fund - Advisor Class, which was first offered on March 31, 2000. Small-Cap Value - Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses. Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Class Accounting Small-Cap Value - Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis. Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled 42,000 and 7,000, respectively, for the period ended June 30, 2002.

     Redemption Fees A 1.0% fee is assessed on redemptions of fund shares held less than 12 months. Such fees are retained by the fund and have the primary effect of increasing paid-in capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value or futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended June 30, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated 714,287,000 and 157,165,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled 2,302,794,000. Net unrealized gain aggregated 691,551,000 at period-end, of which 852,955,000 related to appreciated investments and 161,404,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled 1,633,000.

     The manager has agreed to bear any expenses through December 31, 2003, which would cause the Small-Cap Value - Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2005, the Small-Cap Value - Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Small-Cap Value share class. Expenses incurred pursuant to these service agreements totaled 1,507,000 for the six months ended June 30, 2002, of which 124,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled 3,094,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. Independent Directors

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies

--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.
(3/16/32)                       President, Coppin State College; Director,
2001                            Provident Bank of Maryland


Anthony W. Deering              Director, Chairman of the Board, President,
(1/28/45)                       and Chief Executive Officer, The Rouse
2001                            Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)                       Principal, EuroCapital Advisors, LLC, an
1994                            acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1994                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1994                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)                        Owner/President, Stonington Capital Corp., a
1988                            private investment company
--------------------------------------------------------------------------------

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Independent Directors (continued)

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1988                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

Inside Directors

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years
Portfolios Overseen]            and Other Directorships of Public Companies
--------------------------------------------------------------------------------

John H. Laporte
(7/26/45)
1994                            Director, T. Rowe Price Group, Inc.; Vice
[15]                            President, T. Rowe Price
--------------------------------------------------------------------------------

James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
1988                            Vice President, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Retirement Plan Services, Inc., and
                                T. Rowe Price Services, Inc.; Chairman of
                                the Board, Director, President, and Trust
                                Officer, T. Rowe Price Trust Company; Director,
                                T. Rowe Price International, Inc., and T. Rowe
                                Price Global Investment Services Limited; Vice
                                President, Small-Cap Value Fund
--------------------------------------------------------------------------------

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1997                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T.  Rowe Price;
                                Chairman and Director, T. Rowe Price Global
                                Asset Management Limited; Vice President and
                                Director, T. Rowe Price Trust Company; Director,
                                T. Rowe Price Global Investment Services Limited
                                and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Officers

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Date of Birth)
Title and Fund(s) Served        Principal Occupation(s)
--------------------------------------------------------------------------------

Preston G. Athey
(7/17/49)
President,                      Vice President, T. Rowe Price, T. Rowe Price
Small-Cap Value Fund            Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph A. Carrier
(12/30/60)                      Vice President, T. Rowe Price, T. Rowe Price
Treasurer,                      Group, Inc., and T. Rowe Price Investment
Small-Cap Value Fund            Services, Inc.
--------------------------------------------------------------------------------

Hugh M. Evans III
(5/17/66)
Vice President,
Small-Cap Value Fund            Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Francies W. Hawks
(2/2/44)
Assistant Vice President,
Small-Cap Value Fund            Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Henry H. Hopkins                Director and Vice President, T. Rowe Price
(12/23/42)                      Group, Inc.; Vice President, T. Rowe Price,
Vice President,                 T. Rowe Price International, Inc., and T. Rowe
Small-Cap Value Fund            Price Retirement Plan Services, Inc.; Vice
                                President and Director, T. Rowe Price Investment
                                Services, Inc., T. Rowe Price Services, Inc.,
                                and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Susan J. Klein
(4/18/50)
Vice President,
Small-Cap Value Fund            Vice President, T. Rowe Price


J. Jeffrey Lang
(1/10/62)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Small-Cap Value Fund            Trust Company
--------------------------------------------------------------------------------

Patricia B. Lippert
(1/12/53)
Secretary,                      Assistant Vice President, T. Rowe Price and
Small-Cap Value Fund            T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Gregory A. McCrickard
 (10/19/58)
Vice President,                 Vice President, T. Rowe Price, T. Rowe Price
Small-Cap Value Fund            Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

David S. Middleton
(1/18/56)
Controller,                     Vice President, T. Rowe Price, T. Rowe Price
Small-Cap Value Fund            Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph M. Milano
(9/14/72)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Small-Cap Value Fund            Group, Inc.
--------------------------------------------------------------------------------

Charles G. Pepin
(4/23/66)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Small-Cap Value Fund            Group, Inc.
--------------------------------------------------------------------------------

David J. Wallack
(7/2/60)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Small-Cap Value Fund            Group, Inc.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.

     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of 250,000 for a person's education. With systematic investing, you can invest as little as 50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of 2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans



     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced

Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.

100 East Pratt Street
Baltimore, MD 21202

F46-051  6/30/02